UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2021

MARCUS & MILLICHAP, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36155	35-2478370
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

23975 Park Sorrento, Suite 400

Calabasas, California 91302

(Address of Principal Executive

Offices including Zip Code)

(818) 212-2250

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	MMI	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 2, 2021, the Company appointed Collete English Dixon as a Class II member of its Board of Directors (the “Board”) and a member of the Nominating & Corporate Governance Committee.

There are no arrangements or understandings between Ms. English Dixon and any other person pursuant to which she was appointed to serve on the Board. There are no family relationships between Ms. English Dixon and any other director or executive officer of the Company, and there have been no transactions between Ms. English Dixon and the Company in the last fiscal year, and none are currently proposed, that would require disclosure under Item 404(a) of Regulation S-K.

Ms. English Dixon will receive the standard compensation available to the Company’s current non-employee directors, which is discussed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 19, 2021, but on a pro-rated basis until the next Annual Meeting of Stockholders. She will also receive a restricted stock grant of 831 shares, which will vest on the date of the next Annual Meeting of Stockholders in May 2022. The Company will enter into its standard form of director indemnification agreement with Ms. English Dixon, which agreement is filed as Exhibit 10.7 to the Company’s registration statement on Form S-1 filed on September 23, 2013.

A copy of the press release announcing the appointment of Ms. English Dixon is attached hereto as Exhibit 99.1. The information in the press release will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description

99.1	Press release issued by the Company entitled “Marcus & Millichap, Inc. Expands Board of Directors - Appoints Collete English Dixon to Board of Directors” dated November 4, 2021.

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARCUS & MILLICHAP, INC.

Date: November 4, 2021	By:	/s/ Steven F. DeGennaro
Steven F. DeGennaro Chief Financial Officer

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